UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022

NIELSEN HOLDINGS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-35042	98-1225347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas New York, New York 10010	5th Floor Endeavour House 189 Shaftesbury Avenue London, WC2H 8JR United Kingdom

(Address of principal executive offices)

+1 (410) 717-7134

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value €0.07 per share	NLSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Nielsen Holdings plc (the “Company”) held its annual general meeting of shareholders on May 17, 2022 (the “Annual Meeting”). The Company’s shareholders considered ten proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 5, 2022. A total of 288,898,465 shares were represented at the Annual Meeting in person or by proxy, or 80.33% of the total shares entitled to vote. The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1. To elect the directors listed below:

Nominee	For	Against	Abstain	Broker Non-Votes
James A. Attwood, Jr.	233,811,213	9,565,178	35,094,971	10,427,103
Thomas H. Castro	236,609,645	6,766,278	35,095,439	10,427,103
Guerrino De Luca	239,660,750	3,715,282	35,095,330	10,427,103
Karen M. Hoguet	240,540,572	2,835,697	35,095,093	10,427,103
David Kenny	241,972,279	1,405,354	35,093,729	10,427,103
Janice Marinelli Mazza	239,652,797	3,722,741	35,095,824	10,427,103
Jonathan F. Miller	240,360,824	3,012,883	35,097,655	10,427,103
Stephanie Plaines	241,975,229	1,398,987	35,097,146	10,427,103
Nancy Tellem	235,010,184	8,364,388	35,096,790	10,427,103
Lauren Zalaznick	239,067,389	4,308,363	35,095,610	10,427,103

Each of the nominees was elected for a term of one year until the 2023 annual general meeting of shareholders and until each of their respective successors is duly elected and qualified.

Proposal 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022

For	Against	Abstain
287,427,530	1,446,067	24,868

This proposal was approved.

Proposal 3. To reappoint Ernst & Young LLP as the Company’s UK statutory auditor to audit the Company’s UK statutory annual accounts for the year ending December 31, 2022

For	Against	Abstain
287,428,422	1,443,556	26,487

This proposal was approved.

Proposal 4. To authorize the Audit Committee of the Board of Directors to determine the compensation of the Company’s UK statutory auditor

For	Against	Abstain
288,741,249	114,161	43,055

This proposal was approved.

Proposal 5. To approve on a non-binding, advisory basis the compensation of the Company’s named executive officers as disclosed in the Proxy Statement

For	Against	Abstain	Broker Non-Votes
217,129,451	26,216,759	35,125,152	10,427,103

This proposal was approved.

Proposal 6. To approve on a non-binding, advisory basis the Directors’ Compensation Report for the year ended December 31, 2021, which was included as Annex A in the Proxy Statement

For	Against	Abstain	Broker Non-Votes
223,488,103	19,861,905	35,121,354	10,427,103

This proposal was approved.

Proposal 7. To authorize the Board of Directors to allot equity securities

For	Against	Abstain
244,502,432	44,360,402	35,631

This proposal was approved.

Proposal 8. To authorize the Board of Directors to allot equity securities without rights of pre-emption

For	Against	Abstain
248,466,119	40,099,230	333,116

This proposal was approved.

Proposal 9. To authorize the Board of Directors to allot equity securities without rights of pre-emption in connection with an acquisition or specified capital investment

For	Against	Abstain
248,125,539	40,442,354	330,572

This proposal was approved.

Proposal 10. To approve of forms of share repurchase contracts and share repurchase counterparties

For	Against	Abstain
285,546,995	2,300,754	1,050,716

This proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2022

NIELSEN HOLDINGS PLC

By:	/s/ Jennifer Meschewski
Name:	Jennifer Meschewski
Title:	Secretary